UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 11, 2021

Tapestry, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-16153	52-2242751
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

    10 Hudson Yards, New York, New York 10001
(Address of Principal Executive Offices, and Zip Code)

        (212) 946-8400
Registrant’s Telephone Number, Including Area Code

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TPR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 11, 2021, Tapestry, Inc. (“Tapestry” or the “Company”) issued a press release (the “Press Release”) in which the Company announced its financial results for its first fiscal quarter ended October 2, 2021.  The Company also posted a slide presentation entitled “Investor Presentation” dated November 11, 2021 on the “Presentations & Financial Reports” investor section of its website (www.tapestry.com). Copies of the Press Release and slide presentation are furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively.

Additionally, on November 11, 2021, the Company held a conference call (the “Earnings Call”) with respect to its financial results for its first fiscal quarter ended October 2, 2021. The Earnings Call script is furnished herewith as Exhibit 99.3.

Information on the Company’s website is not, and will not be deemed to be, a part of this Current Report on Form 8-K or incorporated into any other filings the Company may make with the Securities and Exchange Commission.

The information in this Current Report on Form 8-K, including Exhibits 99.1, 99.2 and 99.3, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On November 11, 2021, the Company announced that its Board of Directors had authorized the repurchase of up to $1.00 billion of its outstanding common stock. Pursuant to this program, purchases of the Company's common stock will be made subject to market conditions and at prevailing market prices, through open market purchases. Repurchased shares of common stock will become authorized but unissued shares.  These shares may be issued in the future for general corporate and other purposes. In addition, the Company may terminate or limit the stock repurchase program at any time.

This new authorization is supplementary to the Company’s previous $1.00 billion authorization, which was reported under Item 8.01 on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 9, 2019, under which $350.0 million remains.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibits are being furnished herewith:

99.1     Text of Press Release, dated November 11, 2021

99.2     Slide Presentation entitled “Investor Presentation,” dated November 11, 2021

99.3     Script of Earnings Call, dated November 11, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 12, 2021

TAPESTRY, INC.

By:	/s/ David E. Howard
David E. Howard
General Counsel and Secretary